Exhibit 99.7
                                                                  EXECUTION COPY


                        SETTLEMENT AGREEMENT AND RELEASE


                  This  SETTLEMENT  AGREEMENT AND RELEASE (this  "Agreement") is entered into as of the 17th day of September 1999 by and among SONERA LTD., a limited liability company organized under the laws of the Republic of Finland ("Sonera"), SONERA CORPORATION U.S., a Delaware corporation and wholly-owned subsidiary of Sonera ("Sonera U.S."), TELEPHONE AND DATA SYSTEMS, INC., a Delaware corporation ("TDS"), AERIAL COMMUNICATIONS, INC., a Delaware corporation and majority-owned subsidiary of TDS ("Aerial"), and AERIAL OPERATING COMPANY, INC., a Delaware corporation and majority-owned subsidiary of Aerial ("AOC"). This Agreement is joined by VOICESTREAM WIRELESS CORPORATION, a Washington corporation ("VoiceStream"), and VOICESTREAM WIRELESS HOLDING CORPORATION, a Delaware corporation ("Holding"), solely for purposes of Articles I through II and VIII through X hereof. (Sonera, Sonera U.S., TDS, Aerial and AOC, and with respect to Articles I through II and Articles VIII through X hereof VoiceStream and Holding, are hereafter collectively referred to as the "parties")

                                R E C I T A L S:

                  WHEREAS, on June 1, 1998, Sonera, TDS, Aerial and AOC entered into a Purchase Agreement (the "Purchase Agreement") pursuant to which Sonera agreed

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to purchase  Common  Shares,  par value  $0.001 per share,  of AOC ("AOC  Common
Shares") in an aggregate amount of 2,410,482 AOC Common Shares (the "Purchased Shares") for an aggregate purchase price of $200,000,000 (the "Purchase Price");

                  WHEREAS, the Purchase Agreement provides for an adjustment to the Purchase Price by requiring that Sonera surrender up to 634,216 of the Purchased Shares for cancellation in the event that, during the first three years after the Closing Date (as defined below), the average of the daily means of the high and low sales prices for Aerial Common Shares for any twenty consecutive trading day period (the "Twenty-Day Aerial Average") exceeds certain threshold prices (the "Threshold Prices");

                  WHEREAS, on August 31, 1998, in anticipation of the closing of the Purchase Agreement, (1) TDS and AOC entered into a Revolving Credit Agreement (the "Revolving Credit Agreement"); and (2) Aerial executed a Guaranty, dated as of August 31, 1998 (the "Aerial Guaranty"), in favor of TDS;

                  WHEREAS, on September 8, 1998 (the "Closing Date"), the parties consummated the closing of the Purchase Agreement by taking the following actions, among others: (1) Sonera purchased the Purchased Shares from AOC; (2) Sonera, TDS, Aerial and AOC entered into an Investment Agreement (the "Investment Agreement"); (3) Sonera and Aerial entered into a Registration Rights Agreement (the "Registration Rights Agreement"); (4) Sonera, TDS and Aerial entered into a side letter (the "Management Side Letter"); (5) Sonera U.S., Aerial and AOC entered into a Joint Venture Agreement (the

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"Joint  Venture  Agreement");   (6)  Sonera,  Aerial  and  AOC  entered  into  a
Supplemental Agreement (the "Supplemental Agreement"); and (7) TDS, Aerial and AOC entered into a Tax Allocation Agreement (the "Tax Allocation Agreement") (the Purchase Agreement, Investment Agreement, Registration Rights Agreement, Management Side Letter, Joint Venture Agreement, Supplemental Agreement, Tax Allocation Agreement, Revolving Credit Agreement and Aerial Guaranty being hereafter collectively referred to as the "Sonera Arrangements");

                  WHEREAS, on December 18, 1998, TDS announced that it was withdrawing its offer to exchange tracking stock for the outstanding Common Shares, par value $1.00 per share, of Aerial ("Aerial Common Shares") and that TDS intended to pursue a tax-free spin-off of the Aerial Common Shares owned by TDS (the "Spin-Off"), as well as other alternatives;

                  WHEREAS, Sonera has expressed certain concerns to TDS and Aerial in connection with the Spin-Off and the Sonera Arrangements, has requested that certain provisions of the Sonera Arrangements be renegotiated and has raised the possibility of litigation in connection therewith;

                  WHEREAS, on the basis of such concerns and possible litigation, Sonera has not surrendered any of the 634,216 Aerial Common Shares (the "Disputed Shares") for cancellation, notwithstanding that the Twenty-Day Aerial Average has exceeded all three of the Threshold Prices;

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WHEREAS,  Sonera,  TDS, Aerial and AOC have engaged in discussions over the last several months toward a possible settlement of the disputes between Sonera and TDS, Aerial and AOC;

WHEREAS, Aerial has engaged in discussions with VoiceStream regarding a possible business combination between Aerial and VoiceStream;

WHEREAS, as a result of such discussions, Aerial, TDS, VoiceStream, Holding and VoiceStream Subsidiary III Corporation, a Delaware corporation ("Sub"), have entered into an Agreement and Plan of Reorganization, dated as of September 17, 1999 (the "Reorganization Agreement"), providing for, among other things, the merger of Sub with and into Aerial (the "Merger"), with Aerial surviving the Merger as a wholly-owned subsidiary of either VoiceStream or Holding (collectively, "Parent"); and

WHEREAS, the parties, each being counseled by their respective attorneys after extensive negotiations, have agreed, in connection with the Merger, to provide for certain adjustments to the Sonera Arrangements and to settle, resolve and terminate all claims of any kind, known or unknown, which the parties may have against each other arising on or prior to the date hereof;

NOW THEREFORE, in consideration of the premises and of the mutual covenants, conditions and promises set forth below, the sufficiency of which is hereby acknowledged by each of the parties, the parties hereby agree as follows:

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                                   ARTICLE I
                               BASIS OF AGREEMENT

Section 1.1Nature of Obligations. (a) The parties agree that the transactions contemplated by Article II, Section 3.1, Article IV, Article VII, Section 8.5 and Articles IX through X of this Agreement are not contingent upon the consummation of the Merger. Accordingly, the parties agree that the obligation to undertake the actions set forth in Article II, Section 3.1, Article IV,
Article VII, Section 8.5 and Articles IX through X hereof are effective as of the date hereof.

(b) The parties agree that the transactions contemplated by Section 3.2, Articles V through VI and Article VIII of this Agreement (other than Section 8.5) are contingent upon consummation of the Merger. Accordingly, in the absence of consummation of the Merger for any reason, the parties shall have no obligation to take the actions contemplated by Section 3.2, Articles V through VI and Article VIII of this Agreement (other than Section 8.5); provided, however, that the parties shall be required to take the actions contemplated by Sections 3.2 and 5.1 of this Agreement immediately prior to the consummation of the Merger if all of the conditions required to be satisfied prior to the consummation of the Merger have been satisfied.

Section 1.2No Additional Obligation to Effect the Merger. In addition, the parties hereto acknowledge and agree that this Agreement shall create no additional obligation on, or

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additional  commitment by, any of TDS, Aerial,  AOC,  VoiceStream or Holding not
otherwise contained in the Reorganization Agreement to consummate the Merger.

Section 1.3Defined Terms. All terms not otherwise defined herein shall have the meanings ascribed to them in the Debt/Equity Agreement.


                                   ARTICLE II
                             DEBT/EQUITY CONVERSION

                  Section 2.1 Debt/Equity Conversion. The parties hereby agree that, with respect to, and as permitted by, the provisions of the Debt/Equity Replacement Agreement, dated as of September 17, 1999 (the "Debt/Equity Agreement"), among TDS, Aerial, AOC, VoiceStream and Holding:

                  (a) Notices. Neither the "Section 9.1(a) Notice" (as described in Section 1.1(a) of the Debt/Equity Agreement) nor the "Section 4.1(d) Notice" (as described in Section 1.2(a) of the Debt/Equity Agreement) shall be required.

                  (b) Aggregate Dollar Amount, Per Share Price and Number of Shares.

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The aggregate  dollar amount,  per share price and number of shares to be issued in connection with the equity issuances contemplated by the following sections of the Debt/Equity Agreement shall be as follows, notwithstanding any provision in the Investment Agreement or the Debt/Equity Agreement to the contrary:

                           (1)  Sections 1.1(b) and (c):
                                    (A)  TDS Purchase Price:  $420,000,000
                                    (B)  TDS Price Per Company Share: $22.00
                                    (C)  Company Shares:  19,090,909
                                         Company Common Shares:  6,166,758
                                         Company Series A Common Shares:
                                            12,924,151

                           (2)  Section 1.1(d):
                                    (A) Investor Proceeds: $75,000,000
                                    (B) Investor Price Per Company Share: $22.00
                                    (C) Investor Subscription Shares: 3,409,091

                           (3)  Section 1.1(e):
                                    (A) Investor AOC Option Proceeds:  $0
                                    (B) Investor Price Per AOC Option Share: $0
                                    (C) Investor AOC Option Shares:  0


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                           (4)  Sections 1.2(b) and (c):
                                  (A) Company Subscription Price: $495,000,000
                                  (B) Company Price Per Operating Company Share:
                                      $148.04218
                                  (C) Company Subscription Shares:  3,343,642

                           (5)  Section 1.2(d):
                                  (A) Additional Investor Proceeds: $155,000,000
                                  (B) Investor Price Per Operating Company
                                         Share: $148.04218
                                  (C) Additional Investor Subscription Shares:
                                          1,046,999

                  (c) Closing Dates; Sequence; Place of Closing. Each of the First Closing Date (as described in Section 2.1(a) of the Debt/Equity Agreement) and the Second Closing Date (as described in Section 2.2(a) of the Debt/Equity Agreement) shall occur on November 1, 1999, or on such other date as the parties hereto shall agree in writing. Each of the transactions contemplated by the First Closing shall be consummated prior to the consummation of the transactions contemplated by the Second Closing, and the transactions contemplated by the Second Closing shall be consummated at the Second Closing in the sequence set forth in Section 2.2(a) of the Debt/Equity Agreement. Each of the First Closing and the Second Closing shall take place at the offices of Sidley & Austin located in Chicago, Illinois, or at such other location as the parties shall agree in writing.

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                  Section 2.2 Confirmation; Agreement to Purchase. Sonera hereby confirms its agreement with and acceptance of the terms and provisions of Sections 1.1, 1.2, 1.4 through 1.7, 2.1(b) and (c), 2.2(b) and (c), and 2.3 of the Debt/Equity Agreement and agrees to purchase, and Aerial and AOC agree to sell to Sonera, the Investor Subscription Shares and the Additional Investor Subscription Shares on the terms set forth in Section 2.1 hereof.

                  Section 2.3 Waiver. (a) Except as set forth in the Debt/Equity Agreement and Sections 2.1 and 2.2 hereof, Sonera hereby expressly waives its right to subscribe for Aerial Common Shares and Series A Common Shares of Aerial, par value $1.00 per share ("Aerial Series A Common Shares" and, together with Aerial Common Shares, "Aerial Common Stock") pursuant to Sections 9.1 and
9.2 of the Investment Agreement,  to subscribe for AOC Common Shares pursuant to
Section 4.1 of the Investment Agreement and to purchase additional AOC Common Shares pursuant to the AOC Option as set forth in Section 4.5 of the Investment Agreement, in each case in connection with the issuances set forth in the Debt/Equity Agreement by Aerial of Aerial Common Stock to TDS and by AOC of AOC Common Shares to Aerial. No notice or action shall be required to be given or taken pursuant to the Investment Agreement in connection with the foregoing.

                  (b) In addition, Sonera hereby expressly waives its right to purchase additional AOC Common Shares pursuant to the Three-Year Option (as set forth in Section 4.2 of the Investment Agreement) and the Seven-Year Option (as set forth in

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Section 4.3 of the Investment  Agreement) from the date hereof until the earlier to occur of (1) the Effective Time (as defined in the Reorganization Agreement), at which time such right will be terminated pursuant to Article VI hereof, or
(2) the termination of the Reorganization Agreement.

                  Section 2.4 Covenant of TDS, Aerial and AOC. Each of TDS, Aerial and AOC hereby covenant not to amend Sections 1.1, 1.2, 1.4 through 1.7, 2.1(b) and (c), 2.2(b) and (c), and 2.3 of the Debt/Equity Agreement in any manner which would have a material adverse effect on the rights of Sonera or Sonera U.S. under this Agreement.


                                   ARTICLE III
                      SURRENDER OF SHARES FOR CANCELLATION

                  Section 3.1 Initial Surrender of Disputed Shares for Cancellation. (a) On the First Closing Date in connection with the First Closing, Sonera shall surrender to AOC for cancellation 317,108 AOC Common Shares (the "Surrendered Shares"), representing one-half of the Disputed Shares. The parties agree that such surrender by Sonera of the Surrendered Shares shall under no circumstances be deemed to be an admission by either Sonera, on the one hand, or TDS, Aerial or AOC, on the other hand, of the validity of any Claim (as defined in Section 8.3 hereof) by any other party with respect to the Disputed Shares or otherwise prejudice any party with respect to any Claim in connection with the Disputed Shares.

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                  (b)  In  the  event  that  the  Reorganization   Agreement  is
terminated and it is ultimately determined by a judicial or arbitration tribunal, the decision of which is not appealed, that Sonera is entitled to the return of any of the Surrendered Shares, then AOC shall promptly return such number of Surrendered Shares to Sonera; provided, however, that if the return of any of such Surrendered Shares to Sonera would cause AOC to no longer be consolidated with Aerial for tax purposes (the "Excess AOC Shares"), then in lieu of such Excess AOC Shares Aerial shall issue to Sonera that number of Aerial Common Shares equal to the product of (1) such number of Excess AOC Shares multiplied by (2) the Exchange Rate Applicable to Aerial Common Shares (as defined in the Investment Agreement) then in effect; provided further, that in the event the issuance to Sonera of any of such Aerial Common Shares would cause Aerial to no longer be consolidated with TDS for tax purposes (the "Excess Aerial Shares"), then in lieu of such Excess Aerial Shares the parties agree to negotiate an appropriate and equitable resolution with respect thereto which will not cause either AOC or Aerial to fail to remain consolidated with Aerial or TDS, respectively, for tax purposes, but which will provide for a prompt payment to Sonera of consideration of equivalent value to the fair market value of such Excess Aerial Shares determined at the time of such resolution.

                  Section 3.2 Subsequent Surrender of Disputed Shares for Cancellation. Sonera shall surrender to AOC the remaining 317,108 Disputed Shares in the event that the Tag-Along Transaction (as defined in Section 4.1 hereof) is consummated, such surrender to be effected pursuant to the provisions of Section 5.1 hereof. Such

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surrender shall be in full satisfaction of the adjustments to the Purchase Price as required by Section 2.3(a) of the Purchase Agreement and all Claims with respect to the Disputed Shares shall be released in accordance with Article VIII hereof

                                   ARTICLE IV
                           EXERCISE OF TAG-ALONG RIGHT

                  Section 4.1 Exercise of Tag-Along Right. Sonera hereby exercises the tag-along right as set forth in Section 10.6 of the Investment Agreement (the "Tag- Along Right") in connection with the Merger. The transactions contemplated by the Tag-Along Right (the "Tag-Along Transaction") shall be consummated as set forth in Article V hereof. No notice or action shall be required to be given or taken pursuant to the Investment Agreement in connection with such exercise, but Aerial will provide Sonera at least four (4) business days prior notice of the date on which the Tag-Along Transaction will occur.


                                    ARTICLE V
                      CONSUMMATION OF TAG-ALONG TRANSACTION

                  Section 5.1 Exchange of AOC Common Shares. (a) Immediately prior to the Effective Time, Sonera shall exchange all of the AOC Common Shares then owned by Sonera or its Affiliates (as defined in Section 10.16 hereof) for that number of Aerial

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Common  Shares equal to the product of: (1) the  difference of (A) the aggregate number of AOC Common Shares set forth on the certificates then held by Sonera or its Affiliates less (B) 317,108; multiplied by (2) the Exchange Rate Applicable to Aerial Common Shares then in effect.

                  (b) To effect such exchange, (1) Sonera shall deliver to Aerial one or more certificates, duly endorsed or accompanied by an appropriate instrument of transfer, in form satisfactory to Aerial, representing such AOC Common Shares and (2) Aerial shall deliver to Sonera a certificate issued in the name of Sonera representing such Aerial Common Shares. No fractional Aerial Common Shares, or scrip representing fractional Aerial Common Shares, shall be issued upon such exchange, but in lieu thereof Aerial shall pay to Sonera in cash an amount equal to the product of (1) such fractional Aerial Common Share multiplied by (2) the Twenty-Day Aerial Average ending on the third trading day prior to the day on which the Effective Time occurs.

                  Section 5.2 Exchange of Aerial Common Shares. At the Effective Time, Sonera shall: (a) tender each of the Aerial Common Shares then owned by Sonera or its Affiliates, including without limitation each Aerial Common Share obtained by Sonera pursuant to the transactions contemplated by Section 5.1 hereof and the Debt/Equity Agreement as modified by this Agreement, in exchange for the Per Share Stock Consideration (as defined in the Reorganization Agreement); and (b) execute and deliver such other documents as may be reasonably required in connection therewith,

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including the tax certificate in the form attached hereto as Exhibit 5.2.


                                   ARTICLE VI
                   TERMINATION OF CERTAIN SONERA ARRANGEMENTS

                  Section 6.1 Termination of Certain Sonera Arrangements. As of the Effective Time, each of the Purchase Agreement, the Investment Agreement, the Registration Rights Agreement, the Management Side Letter, the Joint Venture Agreement and the Supplemental Agreement shall terminate and be of no further force or effect.

                                   ARTICLE VII
                              ADDITIONAL COVENANTS

                  Section 7.1 Additional Purchases by Sonera of Aerial Shares. Effective as of September 27, 1999, TDS, Aerial and AOC hereby waive the provisions of Section 9.5 of the Investment Agreement during the term of this Agreement. In the event that the Reorganization Agreement is terminated, such waiver shall terminate concurrently therewith.

                  Section  7.2  Suspension  of  Certain   Subscription   Rights.
Notwithstanding the provisions of Section 4.1(b) of the Investment Agreement, the parties agree that all

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of the proceeds  from the sale of Aerial  Common Stock for the period  beginning
January 1, 1999 pursuant to all stock option, employee stock purchase, 401(k) or other employee benefit programs maintained by Aerial shall be accumulated by Aerial and shall not be transferred to AOC unless the Reorganization Agreement is terminated. In the event that the Reorganization Agreement is terminated, Aerial shall transfer to AOC such proceeds accumulated through the date of such termination in exchange for AOC Common Shares within 90 days after termination of the Reorganization Agreement and Sonera shall have the subscription rights with respect to such transfer as set forth in Section 4.1(c) of the Investment Agreement.


                                  ARTICLE VIII
                          RELEASES; COVENANT NOT TO SUE

                  Section 8.1 Release by Sonera and Sonera U.S. As of the Effective Time, Sonera and Sonera U.S., on behalf of each of themselves and each of their respective predecessors, successors, subsidiaries, Affiliates, and assigns, and each and every person who may purport to assert rights or claims through them or on their behalf (collectively, the "Sonera Releasing Parties"), individually and collectively, hereby release and forever discharge each of TDS, Aerial, AOC, VoiceStream and Holding, their respective predecessors, successors, subsidiaries, Affiliates, and assigns, the officers, directors, employees, agents, attorneys, investment bankers, consultants, and representatives of each of them acting in their capacity as such

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(collectively,  the "TDS/VoiceStream Released Parties"),  from, and covenant and agree not to sue any of the TDS/VoiceStream Released Parties with regard to, any Claim (as defined in Section 8.3 hereof) by a Sonera Releasing Party against a TDS/VoiceStream Released Party.

                  Section 8.2 Release by TDS, Aerial, AOC, VoiceStream and Holding. As of the Effective Time, TDS, Aerial, AOC, VoiceStream and Holding, on behalf of each of themselves and each of their respective predecessors, successors, subsidiaries, Affiliates, and assigns, and each and every person who may purport to assert rights or claims through them or on their behalf (collectively, the "TDS/VoiceStream Releasing Parties"), individually and collectively, hereby release and forever discharge each of Sonera and Sonera U.S., their respective predecessors, successors, subsidiaries, Affiliates, and assigns, the officers, directors, employees, agents, attorneys, investment bankers, consultants, and representatives of each of them acting in their capacity as such (collectively, the "Sonera Released Parties"), from, and covenant and agree not to sue any of the Sonera Released Parties with regard to, any Claim by a TDS/VoiceStream Releasing Party against a Sonera Released Party.

                  Section 8.3 Claim. For purposes of this Article VIII, a "Claim" shall mean any demand, action, claim, counterclaim, cross-claim, liability, obligation, debt, cause of action, or lawsuit existing now or in the future, whether currently known or unknown, accrued or unaccrued, foreseen or unforeseen, whether legal, equitable, derivative, class, or of any other form, and whether in contract, tort, statutory, or of any other

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nature,  arising from or relating to any alleged act or failure to act occurring at any time through the date hereof, including without limitation any Claim in connection with (a) the Sonera Arrangements, (b) the Disputed Shares, (c) the
Spin-Off,   (d)  the  Reorganization   Agreement  and  (e)  the  agreements  and
transactions contemplated by the Reorganization Agreement, including the Merger.

                  Section 8.4 Bring-Down of Release to Effective Date. (a) Subject to paragraph (b) hereof, each of the parties agree to execute an amendment to this Agreement as of the Effective Time (the "Bring-Down Amendment") to amend Section 8.3 hereof by deleting the words "through the date hereof" and replacing them with the words "through the Effective Time".

                  (b) The obligation of each party to execute the Bring-Down Amendment shall be contingent upon the execution of the Bring-Down Amendment by each other party. The obligation of Sonera and Sonera U.S. to execute the Bring-Down Amendment is further conditioned upon (a) the delivery by TDS to Sonera (by delivery of at least one copy to each of Sonera and its representative identified in Section 10.4 hereof) of the final form of the Reorganization Agreement and related agreements (as referred to in Section 8.3 hereof) not less than 30 days prior to the Effective Time and (b) Sonera being advised on a timely basis of material changes or developments relating to the Merger. Except as set forth in the immediately preceding two sentences, a party shall not refuse to execute the Bring-Down Amendment unless each of the following conditions is satisfied: (1) such party has made a good faith determination

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that (A) such  party has a  demand,  claim or cause of  action  arising  from or relating to any alleged act or failure to act occurring after the date hereof and prior to the Effective Time (a "Bring-Down Claim"), (B) the facts underlying the Bring-Down Claim provide a reasonable basis to support the Bring-Down Claim and (c) such party intends to pursue such Bring-Down Claim; (2) such party delivers prior to the Effective Time to each of the other parties a written certification by an officer of such party specifying the nature of the Bring-Down Claim and the party it intends to pursue; and (3) such party files such Bring-Down Claim with a judicial or arbitration tribunal within 60 days after the date of such written certification.

                  (c) The parties agree that neither the failure of any party to execute and deliver the Bring-Down Amendment nor any other provision contained in this Agreement shall affect the obligations under the Reorganization Agreement of any party to the Reorganization Agreement to consummate the transactions contemplated by the Reorganization Agreement.

                  Section 8.5 Covenant Not to Sue. Each of the parties, on behalf of itself and its Affiliates, hereby expressly agrees not to file any lawsuit or initiate any action before any judicial or arbitration tribunal with respect to any Claims until the earlier to occur of: (1) the Effective Time, at which time all such Claims (other than any Bring- Down Claims in the event that the Bring-Down Amendment is not fully executed and delivered pursuant to Section
8.4 hereof) will be released pursuant to this Article VIII; or (2) the termination of the Reorganization Agreement, in which case all applicable statutes of limitations periods with respect to such Claims shall be deemed to have been tolled during the period solely from the date hereof to the date of such termination of the Reorganization Agreement.



                                   ARTICLE IX
                                   TERMINATION

                  Section 9.1 Termination. This Agreement shall terminate upon the earlier to occur of the following:

                  (a) the  termination  of the  Reorganization  Agreement in the event that the Effective Time has not occurred; or

                  (b) the mutual written consent of the parties hereto.

                                    ARTICLE X

                                  MISCELLANEOUS

                  Section 10.1 No Admission. Neither this Agreement nor any of the negotiations in connection herewith or any prior negotiations between the parties or their employees, agents or representatives, shall be construed as or deemed to be an admission of the truth of any allegation or the validity of any Claim by any party against another.

                  Section 10.2 Equitable Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms of the provisions or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court referenced in Section 10.13 hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each party agrees that it will not assert, as a defense against a claim for specific performance or other equitable remedy, that the party seeking such equitable remedy has an adequate remedy at law.

                  Section 10.3 Remedies Cumulative. Except as otherwise provided herein, each or any of the rights and remedies in this Agreement provided, and each or any of the rights and remedies allowed at law and in equity in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any or any other rights or remedies provided in this Agreement or at law or in equity.

                  Section  10.4   Notices.   All   notices,   claims  and  other
communications hereunder shall be in writing and shall be given by hand delivery, facsimile, or overnight air courier guaranteeing next day delivery:

                  (a)      if to TDS, at:

                           Telephone and Data Systems, Inc.
                           30 North LaSalle Street
                           Suite 4000
                           Chicago, Illinois  60602
                           Attention:  Mr. LeRoy T. Carlson, Jr.
                           Phone:   (312) 630-1900
                           Fax:     (312) 630-9299

                  with a copy (which shall not constitute notice) to:

                           Aerial Communications, Inc.
                           8410 West Bryn Mawr Avenue
                           Suite 1100
                           Chicago, Illinois  60631
                           Attention:  Mr. Donald W. Warkentin
                           Phone:   (773) 399-4145
                           Fax:     (773) 399-7997

                  with a copy (which shall not constitute notice) to:

                           Sidley & Austin
                           One First National Plaza
                           42nd Floor - SW
                           Chicago, Illinois  60603
                           Attention:  Michael G. Hron, Esq.
                           Phone:   (312) 853-2030
                           Fax:     (312) 853-7036

                  (b)      if to Aerial or AOC, at:

                           Aerial Communications, Inc.
                           8410 West Bryn Mawr Avenue
                           Suite 1100
                           Chicago, Illinois  60631
                           Attention:  Mr. Donald W. Warkentin
                           Phone:   (773) 399-4145
                           Fax:     (773) 399-7997
                  with a copy (which shall not constitute notice) to:

                           Telephone and Data Systems, Inc.
                           30 North LaSalle Street
                           Suite 4000
                           Chicago, Illinois  60602
                           Attention:  Mr. LeRoy T. Carlson, Jr.
                           Phone:   (312) 630-1900
                           Fax:     (312) 630-9299

                  with a copy (which shall not constitute notice) to:

                           Sidley & Austin
                           One First National Plaza
                           42nd Floor - SW
                           Chicago, Illinois  60603
                           Attention:  Michael G. Hron, Esq.
                           Phone:   (312) 853-2030
                           Fax:     (312) 853-7036

                  (c)      if to Sonera or Sonera U.S., at:

                           Sonera Ltd.
                           P.O. Box 106
                           FIN-00051-TELE
                           Teollisuuskatu 15, HELSINKI
                           Attention:  Maire Laitinen, Esq.
                           Phone:   011-35-8-2040-3641
                           Fax:     011-35-8-2040-3414

                  with a copy (which shall not constitute notice) to:

                           Patton Boggs, L.L.P.
                           2550 M. Street, N.W.
                           Washington, D.C.  20037-1350
                           Attention:  Richard M. Stolbach, Esq.
                           Phone:   (202) 457-6324
                           Fax:     (202) 457-6315

                  (d)  if to VoiceStream or Holding, at
                           VoiceStream Wireless Corporation
                           3650 131st Avenue SE, Suite 400
                           Bellevue, WA  98006
                           Attn:  General Counsel

                           Phone:  (425) 586-8000
                           Fax:    (425) 586-8080

                  with a copy (which shall not constitute notice) to:
                           Preston Gates & Ellis LLP
                           5000 Columbia Center
                           701 Fifth Avenue
                           Seattle, WA  98104
                           Attn:  Richard B. Dodd, Esq.
                           Phone:  (206) 623-7580
                           Fax:    (206) 623-7022

or at such other address as any party may from time to time furnish to the other parties by a notice given in accordance with the provisions of this Section
10.4. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; when receipt confirmed, if sent by facsimile; and on the next business day after timely delivery to the courier, if sent by an overnight air courier service guaranteeing next day delivery.

                  Section 10.5 Entire Agreement. This Agreement, and the Sonera Arrangements as amended hereby, together with the schedules and exhibits annexed hereto and thereto, contain the entire understanding among the parties hereto concerning the subject matter hereof and this Agreement may not be changed, modified, altered or terminated except by an agreement in writing executed by the parties hereto.

                  Section 10.6 Waivers. No provision in this Agreement shall be deemed waived except by an instrument in writing signed by the party waiving such provision and any waiver by any party of any of its rights under this Agreement or of any breach of this Agreement shall not constitute a waiver of any other rights or of any other or future breach.

                  Section 10.7 Governing Law. This Agreement shall be construed in accordance with and subject to the laws and decisions of the State of Delaware applicable to contracts made and to be performed entirely therein.

                  Section 10.8 Counterparts. This Agreement may be executed in several counterparts hereof, and by the different parties hereto on separate counterparts hereof, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

                  Section 10.9 Expenses. Each party shall bear its own expenses incident to the negotiation, preparation, authorization and consummation of this Agreement and the transactions contemplated hereby, including all fees and expenses of its counsel and accountants, whether or not such transactions are consummated.

                  Section 10.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that the assignment of the rights or the obligations of any party (other than to a successor by operation of law) shall not be permitted without the prior written consent of the other parties. Notwithstanding the immediately preceding sentence, Sonera may assign the right to acquire the Investor Subscription Shares and the Additional Investor Subscription Shares referenced in this Agreement and the Debt/Equity Agreement to a direct or indirect wholly-owned subsidiary of Sonera, provided that such subsidiary agrees to be bound by, and Sonera guarantees the performance of such subsidiary under, this Agreement and the Investment Agreement.

                  Section 10.11 Further Assurances. Each party hereto shall, at the request of any other party hereto, from time to time, execute and deliver such other assignments, transfers, conveyances and other instruments and documents and do and perform such other acts and things as may be reasonably necessary or desirable for effecting complete consummation of this Agreement and the transactions herein contemplated.

                  Section 10.12 Disclosures. (a) Each party hereto agrees to maintain the confidentiality of the terms of this Agreement and shall not disclose them to third parties, except as necessary to its agents, representatives, bankers, investment bankers, counsel and employees who are informed of the requirement of confidentiality, or as otherwise required by law (including the requirement of TDS, Aerial, VoiceStream or Holding to disclose such terms under the federal securities laws or under the rules of any securities exchange on which its securities are listed, and including the requirement of Sonera or any of its Affiliates to disclose such terms under the securities laws of Finland or other applicable jurisdiction).

                  (b) No public announcement with regard to the transactions contemplated hereby or the material terms hereof (other than the press release or releases to be issued by the parties hereto on September 20, 1999) shall be issued by any party hereto without the mutual prior written consent of the other parties, except to the extent that the parties are unable to agree on a press release and legal counsel for one party is of the opinion that such press release is required by law.

                  Section 10.13 Jurisdiction; Consent to Service of Process. (a) Each party hereby irrevocably consents and submits to the jurisdiction of the United States District Court for the District of Delaware and any court of the State of Delaware, in any action, suit or proceeding arising out of, resulting from or relating to this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such courts (and waives any objection based on forum non conveniens or any objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this
Section 10.13(a) and shall not be deemed to be a general submission to the jurisdiction of said courts or the State of Delaware other than for such purpose.

                  (b) Each of Sonera and Sonera U.S. hereby irrevocably appoint The Corporation Trust Company, at its office at 1209 Orange Street, Wilmington, Delaware, United States of America, its lawful agent and attorney to accept and acknowledge service of any process against it in any action, suit or proceeding arising out of, resulting from or relating to this Agreement, and upon whom such process may be served, with the same effect as if it were a resident of the State of Delaware, and had been lawfully served with such process in such jurisdiction, and waives all claim of error by reason of such service, provided that in the case of any service upon such agent and attorney, TDS, Aerial, AOC, VoiceStream or Holding, as applicable, shall also deliver a copy thereof to Sonera or Sonera U.S., as applicable, at the address and in the manner specified in Section 10.4 hereof. In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, each of Sonera and Sonera U.S. will appoint a successor agent and attorney in Wilmington, Delaware, reasonably satisfactory to TDS, Aerial, AOC, VoiceStream and Holding, with like powers, or if Sonera or Sonera U.S. fails to make such appointment, Sonera or Sonera U.S., as applicable, hereby authorizes each of TDS, Aerial, AOC, VoiceStream and Holding to appoint such agent for Sonera or Sonera U.S., as applicable. Sonera and Sonera U.S. shall pay the annual fee due to The Corporation Trust Company or such successor agent for acting in such capacity; provided, however, that if neither Sonera or Sonera U.S. shall make such payment, then each of TDS, Aerial, AOC, VoiceStream and Holding shall have the right to do so.

                  Section 10.14 No Claim of Immunity. Each of Sonera and Sonera U.S. agrees that, to the extent that it or any of its property, its Affiliates, or property of its Affiliates is or becomes entitled at any time to any immunity, on the grounds of sovereignty or otherwise, based upon its status as an agency or instrumentality of government, from any arbitration, legal action, suit or proceeding or from setoff or counterclaim relating to this Agreement from the jurisdiction of any arbitrator or competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgement or arbitration award, or from any other legal process in any jurisdiction, it, for itself, its Affiliates, its property and that of its Affiliates, expressly, irrevocably and unconditionally agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money).

                  Section 10.15 Severability. In the event any provision of this Agreement is found to be invalid or unenforceable in whole or in part, the remaining provisions of this Agreement nevertheless shall be binding and the invalid or unenforceable provision shall be replaced by a valid and enforceable provision which comes closest to the intent or economic effect of the provision to be replaced.

                  Section 10.16 Affiliate. For purposes of this Agreement, "Affiliate" shall mean, with respect to any party hereto, any corporation or other business entity which, directly or indirectly, through stock ownership or through any other arrangement, controls, is controlled by or is under common control with, such party. The term "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of such person, whether by reason of ownership of voting stock or other equity interests, by contract or otherwise.
                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.
                                             SONERA LTD.


                                             By:      /s/ Murray L. Swanson
                                                  ----------------------------
                                             Name:    Murray L. Swanson
                                             Title: Authorized Representative

                                             SONERA CORPORATION U.S.


                                             By:  /s/ Murray L. Swanson
                                                -------------------------------
                                             Name:    Murray L. Swanson
                                             Title:   Authorized Representative

                                             TELEPHONE AND DATA SYSTEMS, INC.


                                             By:      /s/ LeRoy T. Carlson
                                                  ----------------------------
                                             Name:    LeRoy T. Carlson
                                             Title:   Chairman

                                             AERIAL COMMUNICATIONS, INC.


                                             By:      /s/ LeRoy T. Carlson, Jr.
                                                  -----------------------------
                                             Name:    LeRoy T. Carlson, Jr.
                                             Title:   Chairman

                                             AERIAL OPERATING COMPANY, INC.


                                             By:  /s/ Don W. Warkentin
                                                ----------------------------
                                             Name:    Don W. Warkentin
                                             Title:   President

In addition, this Agreement is signed by the undersigned solely for purposes of Articles I through II and VIII through X hereof.

                                  VOICESTREAM WIRELESS CORPORATION


                                  By:  /s/ Cregg B. Baumbaugh
                                     ---------------------------------------
                                  Name:    Cregg B. Baumbaugh
                                  Title:   Executive Vice President - Strategy,
                                           Finance and Development

                                  VOICESTREAM WIRELESS HOLDING
                                  CORPORATION


                                  By:  /s/ Cregg B. Baumbaugh
                                     -----------------------------------------
                                  Name:    Cregg B. Baumbaugh
                                  Title:   Executive Vice President - Strategy,
                                           Finance and Development




               SIGNATURE PAGE TO SETTLEMENT AGREEMENT AND RELEASE,
                   AMONG SONERA LTD., SONERA CORPORATION U.S.,
                        TELEPHONE AND DATA SYSTEMS, INC.,
                          AERIAL COMMUNICATIONS, INC.,
                       AND AERIAL OPERATING COMPANY, INC.
                AND JOINED IN BY VOICESTREAM WIRELESS CORPORATION
                  AND VOICESTREAM WIRELESS HOLDING CORPORATION